                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report on Form 10-Q of Lason, Inc. for the quarter ended September 30, 2002, each of the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

         (1) such Quarterly Report on Form 10-Q of Lason, Inc. for the quarter ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q of Lason, Inc. for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Lason, Inc.

The foregoing Certification is subject to and qualified by the disclosure in
Part I, Item 2 which provides that while the unaudited condensed consolidated financial statements of registrant included in this quarterly report have been prepared in conformity with generally accepted accounting principles for interim financial information, they are not in conformity with the instructions for Form 10-Q and Rule 10-01 of Regulation S-X, as registrant has not presented comparable information for the three month period ending September 30, 2001, and the nine month periods ending September 30, 2001 and 2002, and accordingly, do not include all of the information and footnotes required by generally accepted accounting principles for complete interim condensed financial statements. Reference is made to "Part I, Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations - Fresh Start Reporting and Factors that Affect Comparability of Financial Information" for a more complete discussion.



November 19, 2002                /s/ Ronald D. Risher
                                 -----------------------
                                     Ronald D. Risher
                                 Chief Executive Officer


November 19, 2002                /s/ Douglas S. Kearney
                                 -----------------------
                                 Douglas S. Kearney
                                 Chief Financial Officer